F&C/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED

Dear Shareholder:

     The F&C/Claymore Preferred Securities Income Fund came through its third fiscal quarter in good shape despite an extremely difficult market for fixed income securities. The return on net asset value ("NAV") for the period was -0.3%. Since the inception of the Fund on January 29, 2003 through the end of the fiscal quarter, the return on NAV was a very respectable 9.7%.

     The extraordinary jump in intermediate and long-term interest rates during the quarter provided a textbook case for why we hedge against a substantial rise in interest rates. The yields on 10-year and 30-year U.S. Treasuries rose 1.10% and 0.86%, respectively, during the period. An investor in these securities would have suffered total return LOSSES of 7.8% on the 10-year and 10.9% on the 30-year.

     Given the magnitude of the weakness in the fixed-income markets, the performance of the Fund's market price was even more impressive. For the quarter, the return on market was +1.7%. Since the Fund's inception through August 31st, the market return was +4.2%.

     This was clearly one of the worst three months the bond market has ever experienced, and, without the Fund's hedging strategy, the results would have been much worse. In some ways, hedging is a lot like buying an insurance policy
- you pay a premium, but don't expect to collect very often. When you need it, however, you are awfully glad you have it! During the past quarter we certainly needed the hedge; WITHOUT IT, THE RETURN ON NAV WOULD HAVE BEEN 6.4 PERCENTAGE POINTS LOWER.

     Interest in preferred securities remains high, but on balance there has not been a lot of new supply. As you would expect, these conditions have resulted in the yields on preferreds narrowing versus the yields on Treasury notes and bonds. Despite this, when compared to historical relationships, preferred securities still appear attractively priced at present.

     The Fund's investment portfolio is in good shape. The portion of the portfolio in preferred securities is slightly below our 80% target, but only because the recent gains from the hedge means there is money to invest.

     Low short-term interest rates have kept the rates paid by the Fund on its Auction Market Preferred Stock close to 1%. Of course, low short-term rates are a double-edged sword in that the cost of our hedging strategy is higher due to the current steepness of the yield curve.

     We encourage you to read the enclosed letter. In it, we discuss a very important subject - reinvesting distributions of capital gains. Keep in mind that this is different from the decision to reinvest monthly income dividends. In fact, the best way to maximize your monthly distribution over time is to reinvest any capital gain distribution.

     Sincerely,

     /S/ Donald F. Crumrine                 /S/ Robert M. Ettinger

     Donald F. Crumrine                     Robert M. Ettinger
     Chairman of the Board                  President
     September 30, 2003

--------------------------------------------------------------------------------
F&C/Claymore Preferred Securities Income Fund Incorporated
SUMMARY OF INVESTMENTS
AUGUST 31, 2003 (UNAUDITED)
---------------------------

                                                                                                           PERCENT
                                                                                            VALUE         OF TOTAL
                                                                                           (000'S)       NET ASSETS
                                                                                          --------      ------------
PREFERRED SECURITIES
     Utilities .....................................................................     $ 170,958           10.8  %
     Banking .......................................................................       513,398           32.6
     Financial Services ............................................................       263,848           16.7
     Insurance .....................................................................       196,883           12.5
     Oil and Gas ...................................................................        25,196            1.6
     Miscellaneous Industries ......................................................        11,653            0.7
                                                                                         ----------         -----
         TOTAL PREFERRED SECURITIES ................................................      1,181,936          74.9

CORPORATE DEBT SECURITIES
     Utilities .....................................................................       147,361            9.4
     Financial Services ............................................................        38,007            2.4
     Insurance .....................................................................        47,041            3.0
     Other .........................................................................        33,787            2.1
                                                                                         ----------         -----
         TOTAL CORPORATE DEBT SECURITIES ...........................................       266,196           16.9

COMMON STOCKS AND CONVERTIBLE SECURITIES
     Utilities .....................................................................        55,221            3.5
     Other .........................................................................         4,835            0.3
                                                                                         ----------         -----
         TOTAL COMMON STOCKS AND CONVERTIBLE SECURITIES ............................        60,056            3.8

U.S. GOVERNMENT AND AGENCY DEBT SECURITIES .........................................        34,433            2.2
PURCHASED PUT OPTIONS ..............................................................        25,397            1.6
MONEY MARKET FUNDS .................................................................           821            0.0
                                                                                         ----------         -----
TOTAL INVESTMENTS ..................................................................     1,568,839           99.4
OTHER ASSETS AND LIABILITIES (NET) .................................................         8,970            0.6
                                                                                         ----------         -----
         TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK ..................     $1,577,809         100.0  %
                                                                                         ==========         =====

FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------

                                                                 MONTH END                MONTHLY DIVIDEND DATA
                                                                 ---------                ---------------------
                                                                                         TOTAL          DIVIDEND
                                                        NET ASSET         NYSE         DIVIDEND       REINVESTMENT
                                                          VALUE       CLOSING PRICE    PAID (1)         PRICE (2)
                                                       -----------    -------------    ---------      ------------
January, 2003 ....................................        $23.82         $25.00        $  --              $ --
February, 2003 ...................................         23.96          25.03           --                --
March, 2003 ......................................         23.93          24.96           --                --
April, 2003 ......................................         24.39          24.75         0.1725             23.81
May, 2003 ........................................         25.85          25.25         0.1725             24.97
June, 2003 .......................................         25.64          25.48         0.1725             25.33
July, 2003 .......................................         25.03          24.89         0.1725             25.25
August, 2003 .....................................         25.24          25.17         0.1725             24.95

--------------------
 (1) The Fund's monthly dividend to common Shareholders is paid on the 15th day of each month or the next succeeding business day if the 15th is not a business day.
 (2) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
                    STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD FROM JANUARY 31, 2003* THROUGH AUGUST 31, 2003 (UNAUDITED)
       -------------------------------------------------------------------------

                                                                                                              VALUE
                                                                                                             (000'S)
                                                                                                             -------
OPERATIONS:
     Net investment income ........................................................................... $      37,383
     Net realized gain on investments sold during the period .........................................        70,576
     Change in net unrealized depreciation of investments held during the period .....................        (6,275)
     Distributions to Auction Money Market Preferred Stock (AMPS**) Shareholders from net investment
         income, including changes in accumulated undeclared distributions ...........................        (2,345)
                                                                                                       -------------
         Net increase in net assets from operations ..................................................        99,339

DISTRIBUTIONS:
     Dividends  paid from net  investment  income to Common  Stock  Shareholders .....................       (35,296)
     Distributions paid from net realized capital gains to Common Stock Shareholders .................             0
                                                                                                       -------------
         Total Distributions .........................................................................       (35,296)

FUND SHARES TRANSACTIONS:
     Increase from Common Stock Transactions .........................................................       979,604
     Decrease due to Cost of Common Stock offering ...................................................        (2,043)
     Decrease due to Cost of AMPS** issuance .........................................................        (5,895)
                                                                                                       -------------
         Net increase in net assets available to Common Stock resulting from Fund share transactions .       971,666
                                                                                                       -------------
NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD ..................................     1,035,709
NET ASSETS AVAILABLE TO COMMON STOCK:
     Beginning of period .............................................................................           100
                                                                                                       -------------
     End of period ................................................................................... $   1,035,809
                                                                                                       =============

                                                            FINANCIAL HIGHLIGHTS
     FOR THE PERIOD FROM JANUARY 31, 2003* THROUGH  AUGUST 31, 2003  (UNAUDITED)
                           FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
     ---------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
     Net asset value, beginning of period ............................................................ $       23.82(1)
                                                                                                       -------------
INVESTMENT OPERATIONS:
     Net investment income ...........................................................................          0.86
     Net realized gain and unrealized appreciation on investments ....................................          1.62
DISTRIBUTIONS TO AMPS** SHAREHOLDERS:
     From net investment income ......................................................................         (0.06)
     From net realized capital gains .................................................................          0.00
                                                                                                       -------------
     Total from investment operations ................................................................          2.42
                                                                                                       -------------
 COST OF ISSUANCE OF AMPS** ..........................................................................         (0.14)
                                                                                                       -------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
     From net investment income ......................................................................         (0.86)
     From net realized capital gains .................................................................          0.00
                                                                                                       -------------
     Total distributions to Common Stock Shareholders ................................................         (0.86)
                                                                                                       -------------
     Net asset value, end of period .................................................................. $       25.24
                                                                                                       =============
     Market value, end of period ..................................................................... $       25.17
                                                                                                       =============
     Common shares outstanding, end of period ........................................................    41,029,606
                                                                                                       =============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
     Net investment income *** .......................................................................          6.07%(2)
     Operating expenses ..............................................................................          1.02%(2)
--------------------------------------------------------
SUPPLEMENTAL DATA:+
     Portfolio turnover rate fiscal year to date .....................................................           106%(3)
     Total net assets available to Common and Preferred Stock, end of period (in 000's) .............. $   1,577,809
     Ratio of operating expenses to total average net assets available to Common and Preferred Stock .          0.76%(2)

*    Commencement of operations.
**   Auction Market Preferred Stock.
*** The net investment income ratios reflect income net of operating expenses and payments to AMPS** Shareholders.
+    Information presented under heading Supplemental Data includes AMPS**.
(1) Net asset value at beginning of period reflects the deduction of the sales load of $1.125 per share and offering costs of $0.05 per share paid by the shareholder from the $25.00 offering price.
(2)  Annualized.
(3)  Not annualized.

DIRECTORS
   Martin Brody
   Donald F. Crumrine, CFA
   Nicholas Dalmaso
   David Gale
   Morgan Gust
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
     Chairman of the Board
     and Chief Executive Officer
   Robert M. Ettinger, CFA
     President
   Peter C. Stimes, CFA
     Chief Financial and Accounting
     Officer, Vice President and
     Treasurer
   Nicholas Dalmaso
     Vice President
   Robert E. Chadwick, CFA
     Vice President and Secretary
   Bradford S. Stone
     Vice President
   INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@fin-mail.com

QUESTIONS CONCERNING YOUR SHARES OF F&C/
CLAYMORE PREFERRED SECURITIES INCOME FUND?
   o If your shares are held in a Brokerage
     Account, contact your Broker.
   o If you have physical possession of your shares in certificate form, contact the Fund's Transfer
     Agent & Shareholder Servicing Agent --
               PFPC Inc.
               P.O. Box 43027
               Providence, RI 02940-3027
               1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF F&C/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

[GRAPHIC]
F&C/CLAYMORE
PREFERRED SECURITIES
INCOME FUND

                                    QUARTERLY
                                     REPORT

                                 AUGUST 31, 2003

                          web site: www.fcclaymore.com